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                                                                   EXHIBIT 23.01


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-35375) of Digital Lightwave, Inc. of our report dated January 29, 2001 relating to the consolidated financial statements, which is included in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
Tampa, Florida
March 30, 2001